UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23778

           ARK Venture Fund

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220

            St. Petersburg, FL 33701

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive

             Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: January 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

(a)     The Report to Shareholders is attached herewith.

ARK VENTURE FUND
SEMI-ANNUAL REPORT

JANUARY 31, 2024

INVESTING AT THE PACE OF **INNOVATION**

ARK Venture Fund (ARKVX)

Shareholder Letter

(Unaudited)

Dear Shareholder:

ARK Investment Management LLC (“ARK”), the investment adviser to the ARK Venture Fund (“Fund”), specializes in thematic investing in disruptive innovation. The Fund is an actively managed, closed-end interval fund that invests in public and private companies focused on technologically enabled innovation. Importantly, we aim to democratize venture capital, enabling any investor with a minimum of $500 to invest in private and public companies that we believe are going to change the way the world works without encountering qualification or accreditation thresholds. In addition, the Fund expects to offer liquidity equal to 5% of NAV (net asset value) through share repurchase offers on a quarterly basis.

The Fund seeks to invest in portfolio companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, multiomic sequencing, and blockchain technology. According to ARK’s research, we believe that these five innovation platforms are converging to create unprecedented growth trajectories. AI is the most important catalyst, its velocity cascading through all other technologies.

While activity in private markets is still down from 2021, valuations remain high compared to historical trends. There are no signs of venture activity returning to peak numbers soon. We believe the new level of activity in venture markets to be correcting to appropriate levels where only truly innovative venture-backable/scalable companies are getting funding at this level.

We still view private markets as the spark of innovation. We have increased investment activity in private markets as our five core innovative technology platforms drive positive change in a number of industries. In particular, the investment opportunity for AI. Anthropic, a Fund portfolio company, has increased its valuation by more than 4x since our investment less than one year ago. AI is leading the pack in funding across private markets. We expect the convergence of AI and other technologies to create fuel for investments across private markets. Capital is out there; more than 4,000 venture funds have launched since 20201, and all that dry powder needs to be deployed.

Today, the Fund’s net assets are north of $60 million, almost doubling over the last six months. As we scale the Fund, we have observed that each company we have invested in has also resonated with other investors, resulting in more flows and access to more investment opportunities. The increase in net assets is also attributed to positive performance during this reporting period and since the commencement of operations (September 1, 2022) of the Fund.

We still believe that the traditional venture capital model is broken and that the Fund is a better way to invest in private markets. Regarding our mission to democratize venture capital, we have received positive outside support from and onboarded new distribution partners, most notably SoFi, which has over 7.5 million members. We believe that our fund structure benefits the investor and the founder better than traditional venture capital funds. We are able to invest in startups for the true long haul. From early-stage ventures to companies and founders in the public markets, we provide and maintain support across all lifecycle stages. For the investor, our public-private crossover fund expects to allow quarterly liquidity windows and private market returns with the stability of public markets.

According to ARK’s research, more funding in private markets is needed for three reasons:

1.       Only 13% of all companies with over $100 million in revenue are public, leaving 87%2 of companies off limits to the large majority of investors, who are prohibited from making investments in private markets. Furthermore, the signs do not point toward change; over the last 25 years, the percentage of large public companies has continuously decreased, while the percentage of large private companies has increased2.

2.       Companies will continue to stay private for longer due to the extensive regulation and scrutiny that public companies face. The number of IPOs has dropped dramatically since the 1990s3, while the pool of private companies ripe for private transactions is increasing.

3.       In 2023, total venture funding dropped to just $248 billion4, the lowest since 2017 and down from an all-time peak of $643 billion in 20215.

1             Pitchbook. 2024. “2024 US Venture Capital Outlook”

2             iCapital. 2024. “Number of Public Companies V. Private: U.S.”

3             Bain & Company. 2019. “Public Vs. Private Assets: The Big Switch”

4             CB Insights. 2024. “State of Venture 2023 Report”

5             Crunchbase News. 2022. “Global Venture Funding And Unicorn Cration in 2021 Shattered All Records”

Shareholder Letter (continued) (Unaudited)

The Fund’s investment mandate is similar to our flagship ETF, ARK Innovation ETF, in that it seeks to invest in the five innovation platforms but expands the opportunity set into the private markets. Like our public equity strategies, our top-down and bottom-up research is the lens through which we screen and select investments. We continue to believe our differentiated value proposition combined with our network of co-investors, public companies, founders, and academics offers access to the most promising private technology companies.

On the following pages, you will find information relating to your Fund investment. If you have any questions, I encourage you to contact ARK directly. You can find additional information, including our portfolio holdings, on the Fund’s website located at: www.ark-ventures.com

We appreciate the opportunity to help you meet your investment goals, and thank you for enabling us to invest for you at the pace of innovation!

Sincerely,

Catherine D. Wood

Chief Investment Officer and Chief Executive Officer

ARK Investment Management LLC

Sector Diversification (as a percentage of total investments) January 31, 2024 (Unaudited)

ARK Venture Fund
(ARKVX)

Technology	27.1%
Health Care	21.1
Information Technology	19.7
Industrials	12.8
Financials	9.2
Communication Services	5.5
Consumer Discretionary	2.4
Money Market Fund	1.2
Communications	1.0
	100.0

ARK Venture Fund’s Private Investments January 31, 2024 (Unaudited)

Anthropic	Anthropic is an AI startup conducting research and building AI products that put safety at the frontier.
Freenome	Freenome combines deep learning and novel biomolecular techniques to detect early-stage cancers from a routine, non-invasive blood draw.
Relation Therapeutics	Relation Therapeutics is using AI, ML and innovative in-vitro models to develop novel therapeutics to treat osteoporosis and other bone-related disorders.
Blockdaemon	Blockdaemon is a cryptocurrency infrastructure provider.
Epic Games	Epic Games is a video game and software company that develops and publishes its own video games and offers its game engine technology to other developers.
SpaceX	Space Exploration Technologies Corp. (SpaceX) designs and manufactures rockets and spacecraft.
Databricks	Databricks is a software platform that helps its customers unify their analytics across the business, data science, and data engineering.
Shield AI	Shield AI is developing a proprietary autonomous software called Hivemind which intends to be a user-friendly software that is portable across several aircraft.
Mythical Games	Mythical Games provides a suite of tools to enable video game publishers/developers to launch blockchain-based games.
Replit	Replit is a modern browser-based coding platform with an embedded AI coding assistant.
Chipper Cash	Chipper Cash is a fintech company offering financial products to consumers and businesses across Africa.
Tenstorrent	Tenstorrent, a semiconductor startup, is pioneering the development of high-performance CPU and AI chips.
Zipline	Drone delivery company Zipline operates in Africa, the US, and Japan, providing instant delivery service.
Discord Inc	Discord is a casual communications platform that enables its individual users and groups/organizations to communicate via text, audio, and video.
Pave.dev	Pave.dev is a credit scoring and attribute platform that lenders and debt facilities can use for underwriting decisions and risk analytics.
Axiom Space	Axiom Space operates missions to the International Space Station (ISS) for customers.
Hammerspace	Hammerspace offers a global data environment for distributed teams of developers to access and handle data as if it was locally stored.
X	Founded in 2006, X, formerly Twitter, is the first mobile-first social network.

ARK Venture Fund’s Private Investments (concluded) January 31, 2024 (Unaudited)

Graft	Graft is an artificial intelligence (AI) platform company that allows companies to build AI-enabled tools through a no-code interface.
Atomic Vaults	Atomic Vaults aims to become a white-labeled execution broker and order management system for retail brokerages that want to offer fractional options.
Humata AI	Humata is an early-stage AI startup that enables users to extract knowledge from files.
Sortium	Sortium AI is a cutting-edge artificial intelligence (AI) platform designed for the gaming and virtual production industries.
Flexport	Flexport is a tech-enabled platform that helps customers manage their supply chain.

Consolidated Schedule of Investments ARK Venture Fund
January 31, 2024 (Unaudited)
	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PUBLIC COMPANIES – 23.0%
AEROSPACE & DEFENSE – 1.0%
Archer Aviation, Inc., Class A*	46,334	$250,592	$223,793
Rocket Lab USA, Inc.*	43,357	171,464	210,281
		422,056	434,074
AUTOMOBILES – 1.4%
Tesla, Inc.*	3,233	499,417	605,509
BIOTECHNOLOGY – 4.9%
Beam Therapeutics, Inc.*	17,951	509,081	438,004
CRISPR Therapeutics AG (Switzerland)*	7,258	346,051	456,891
Exact Sciences Corp.*	3,511	151,566	229,619
Ginkgo Bioworks Holdings, Inc.*	185,902	261,926	224,942
Intellia Therapeutics, Inc.*	6,595	236,628	157,093
Prime Medicine, Inc.*	34,891	258,589	221,558
Recursion Pharmaceuticals, Inc., Class A*	44,310	318,655	416,957
		2,082,496	2,145,064
CAPITAL MARKETS – 2.7%
Coinbase Global, Inc., Class A*	5,751	219,569	737,278
Robinhood Markets, Inc., Class A*	39,252	360,682	421,567
		580,251	1,158,845
ENTERTAINMENT – 2.0%
ROBLOX Corp., Class A*	10,938	352,767	424,504
Roku, Inc.*	5,023	254,556	442,325
		607,323	866,829
FINANCIAL SERVICES – 1.0%
Block, Inc.*	6,515	401,134	423,540
HOTELS, RESTAURANTS & LEISURE – 1.0%
DraftKings, Inc., Class A*	11,711	189,599	457,314
INTERACTIVE MEDIA & SERVICES – 1.1%
Pinterest, Inc., Class A*	12,314	355,685	461,406
IT SERVICES – 2.0%
Shopify, Inc., Class A (Canada)*	5,670	214,780	453,997
Twilio, Inc., Class A*	6,200	299,033	436,046
		513,813	890,043
LIFE SCIENCES TOOLS & SERVICES – 1.0%
10X Genomics, Inc., Class A*	10,982	431,963	457,620
PHARMACEUTICALS – 1.0%
Moderna, Inc.*	4,458	423,804	450,481
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 0.9%
Teradyne, Inc.*	4,022	413,313	388,485
	Shares/ Principal/ Units	Cost	Value
SOFTWARE – 3.0%
Palantir Technologies, Inc., Class A*	27,230	$450,367	$438,131
UiPath, Inc., Class A*	9,920	123,878	227,961
Unity Software, Inc.*	13,596	404,626	440,510
Zoom Video Communications, Inc., Class A*	3,357	231,001	216,896
		1,209,872	1,323,498
TOTAL COMMON STOCKS IN PUBLIC COMPANIES		8,130,726	10,062,708
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PRIVATE COMPANIES – 26.4%
AEROSPACE & DEFENSE – 5.3%
Space Exploration Technologies Corp.*(a)(b)(c)	10/31/23	23,810	2,000,000	2,309,524
DIVERSIFIED FINANCIAL SERVICES – 6.8%
Blockdaemon, Inc.*(a)(b)	6/27/23	517,865	2,010,000	2,977,724
ENTERTAINMENT – 1.5%
Discord Inc.*(a)(b)	11/14/22	2,220	658,600	647,508
INTERNET – 1.0%
X Holdings, Inc. (Twitter)*(a)(b)	10/28/22	1,000	1,000,000	452,952
SOFTWARE – 11.8%
Databricks, Inc.*(a)(b)(d)	9/23/22	27,922	400,000	2,285,400
Epic Games, Inc.*(a)(b)(c)	9/23/22	6,560	3,133,309	2,887,164
			3,533,309	5,172,564
TOTAL COMMON STOCKS IN PRIVATE COMPANIES			9,201,909	11,560,272
PREFERRED STOCKS IN PRIVATE COMPANIES – 37.7%
AEROSPACE & DEFENSE – 1.3%
Axiom Space, Inc, Series C*(a)(b)	4/12/23	2,960	500,033	557,901
BIOTECHNOLOGY – 6.8%
Relation Therapeutics, Inc., Series Seed-2*(a)(b)	1/26/24	1,841,959	2,999,999	2,999,999
COMPUTERS – 1.2%
Hammerspace, Inc., Series A-1*(a)(b)	7/26/23	511,456	499,999	511,456
HEALTHCARE PRODUCTS – 7.1%
Freenome, Inc., Series E*(a)(b)	9/23/22	85,711	999,990	634,141
Freenome, Inc., Series F*(a)(b)	1/26/24	337,899	2,500,000	2,500,000
			3,499,990	3,134,141

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
January 31, 2024 (Unaudited)
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
SOFTWARE – 18.4%
Anthropic, Inc., Series C-1*(a)(b)	3/31/23	89,078	$1,049,998	$4,359,477
Mythical, Inc., Series C-1*(a)(b)	4/11/23	60,415	500,001	147,413
Replit, Inc., Series B-1*(a)(b)	1/23/23	25,385	1,000,000	1,266,458
Shield AI Inc., Series Seed*(a)(b)	1/03/24	22,836	999,988	999,897
Shield AI Inc., Series F*(a)(b)	10/06/23	22,838	999,985	999,985
Sortium, Inc., Series Seed-1*(a)(b)	9/27/23	61,111	250,000	279,888
			4,799,972	8,053,118
TRANSPORTATION – 2.9%
Flexport, Inc., Series A*(a)(b)	9/23/22	49	670	436
Flexport, Inc., Series B-1*(a)(b)	9/23/22	4,940	67,524	43,966
Flexport, Inc., Series C*(a)(b)	9/23/22	24,640	336,798	219,296
Zipline International, Inc., Series F*(a)(b)	5/30/23	24,877	999,983	992,592
			1,404,975	1,256,290
TOTAL PREFERRED STOCKS IN PRIVATE COMPANIES			13,704,968	16,512,905
SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES – 4.7%
COMMERCIAL SERVICES – 1.2%
Critical Ideas, Inc. (Chipper Cash)*(a)(b)	9/23/22	400,000	400,000	523,440
DIVERSIFIED FINANCIAL SERVICES – 0.7%
Atomic Vaults, Inc.*(a)(b)	1/26/24	300,000	300,000	300,000
SOFTWARE – 2.8%
Graft, Inc.*(a)(b)	10/30/23	250,000	250,000	311,825
Pave Financial, Inc.*(a)(b)	8/16/23	500,000	500,000	645,500
Tilda Technologies, Inc (Humata AI)*(a)(b)	6/27/23	250,000	250,000	285,850
			1,000,000	1,243,175
TOTAL SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES			1,700,000	2,066,615
CONVERTIBLE NOTE IN PRIVATE COMPANIES – 4.5%
COMMERCIAL SERVICES – 1.1%
Critical Ideas, Inc. (Chipper Cash) 10.00%, 02/25/25(a)(b)(e)	8/25/23	500,000	500,000	500,000
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.3%
Tenstorrent Holdings, Inc. 5.00%, 11/30/25(a)(b)(e)	11/30/23	1,000,000	1,050,000	1,000,000
SOFTWARE – 1.1%
Mythical, Inc. 17.50%, 12/28/24(a)(b)(e)(g)	12/28/23	375,000	375,000	468,937
TOTAL CONVERTIBLE NOTE IN PRIVATE COMPANIES			1,925,000	1,968,937
WARRANT IN PRIVATE COMPANIES – 2.1%
SOFTWARE – 2.1%
Mythical, Inc.*(a)(b)(g)	12/28/23	384,213	0	937,480
TOTAL WARRANTS IN PRIVATE COMPANIES			0	937,480
	Shares/ Principal/ Units	Cost	Value
MONEY MARKET FUND – 1.2%
Goldman Sachs Financial Square Treasury Obligations Fund, 5.21%(f)	518,573	$518,573	$518,573
TOTAL INVESTMENTS – 99.6%		35,181,176	43,627,490
Other Assets in Excess of Liabilities – 0.4%			161,479
Net Assets – 100.0%			$43,788,969

*     Non-income producing security

(a)   Investment fair valued by ARK Investment Management LLC (the “Adviser”) in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and are subject to the oversight of, the Board of Trustees. For fair value measurement disclosure purposes, investment is classified as Level 3.

(b)  Restricted security; security may not be publicly sold without registration under the Securities Act of 1933, as amended. As of January 31, 2024, total investments in restricted securities were $33,046,209 and are classified as Level 3.

(c)   All or a portion of these securities have been purchased through unaffiliated Special Purpose Vehicles (“SPVs”) in which the Fund has a direct investment of ownership units of the SPVs. The shares, cost basis and fair value stated are determined based on the underlying securities purchased by the SPV and the Fund’s ownership percentage.

(d)  The Fund held a $400,000 simple agreement to purchase equity in Mosaic ML, Inc. which was acquired by Databricks, Inc. effective July 12, 2023. The acquisition was an all-stock transaction where the Fund received 26,371 common shares of Databricks, Inc. with an additional indemnity holdback of 1,551 common shares set to be released on October 28, 2024.

(e)   PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

(f)   Rate shown represents annualized 7-day yield as of January 31, 2024.

(g)   The Fund entered into a Secured and Convertible Promissory Note and Warrant Purchase Agreement with Mythical, Inc. on December 28, 2023. The warrants are exercisable at the next qualified equity financing at $0.001 per share up to two times the portion of the Fund's convertible note amount.

Fair Value Measurements

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
January 31, 2024 (Unaudited)

The following is a summary of the Fund’s investments as of January 31, 2024:

Investment in Securities	Level 1	Level 2	Level 3	Total
Preferred Stocks in Private Companies‡	$ —	$ —	$16,512,905	$16,512,905
Common Stocks in Private Companies‡	—	—	11,560,272	11,560,272
Common Stocks in Public Companies‡	10,062,708	—	—	10,062,708
Simple Agreement to Purchase Equity in Private Companies‡	—	—	2,066,615	2,066,615
Convertible Note in Private Companies‡	—	—	1,968,937	1,968,937
Warrant in Private Companies‡	—	—	937,480	937,480
Money Market Fund	518,573	—	—	518,573
Total	$10,581,281	$ —	$33,046,209	$43,627,490

‡     All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented below:

	Common Stocks In Private Companies	Preferred Stocks In Private Companies	Simple Agreement To Purchase Equity In Private Companies	Convertible Note In Private Companies	Warrants In Private Companies	Total
Balance at July 31, 2023	$4,632,310	$6,530,789	$740,120	$—	$—	$11,903,219
Purchases	5,399,080	7,749,965	1,050,000	1,925,000	—	16,124,045
Sales	—	—	—	—	—	—
Transfer into Level 3	—	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—	—
Net Realized Gain (Loss)	—	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	1,528,882	2,232,151	276,495	43,937	937,480	5,018,945
Ending balance at January 31, 2024	$11,560,272	$16,512,905	$2,066,615	$1,968,937	$937,480	$33,046,209
Net Change in Unrealized Appreciation (Depreciation) on Level 3 securities still held as of January 31, 2024	1,528,882	2,232,151	276,495	43,937	937,480	5,018,945

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (concluded) ARK Venture Fund
January 31, 2024 (Unaudited)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2024.

Asset type	Fair Value at January 31, 2024	Valuation Approach	Significant Unobservable Inputs	Impact to value if Input Increases*	Range	Weighted Average
Preferred Stocks in Private Companies	$ 16,512,905	Market Approach	Precedent Transactions Market Movement Estimated transaction price	Increase Increase Increase	N/A 1.21% – 21.41% $2.65 – $2.65	N/A 6.64% $2.65
Common Stocks in Private Companies	11,560,272	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 4.90% – 25.27%	N/A 17.72%
Simple Agreement to Purchase Equity in Private Companies	2,066,615	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 14.34% – 30.86%	N/A 26.46%
Convertible Note in Private Companies	1,968,937	Market Approach	Precedent Transactions Estimated transaction price	Increase Increase	N/A $2.65 – $2.65	N/A $2.65
Warrant in Private Companies	937,480	Market Approach	Estimated transaction price Estimated Time to Exit	Increase Decrease	$2.65 – $2.65 0.51 – 0.51 Years	$2.65 0.51 Years

*     Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities ARK Venture Fund
January 31, 2024 (Unaudited)
ASSETS:
Investments at fair value (Note 2)	$43,627,490
Receivables:
Capital shares sold	524,346
Reimbursement from Adviser	72,883
Dividends and interest	42,124
Total Assets	44,266,843
LIABILITIES:
Due to custodian	299,907
Payables:
Management fees (Note 3)	99,648
Audit and tax fees	41,000
Transfer agent fees	13,000
Fund accounting, custody & administration fees	8,200
Trustee fees	7,083
Shareholder servicing fee	5,436
Other expenses	3,600
Total Liabilities	477,874
NET ASSETS	$43,788,969
NET ASSETS CONSIST OF:
Paid-in capital	$36,169,105
Total distributable earnings	7,619,864
NET ASSETS	$43,788,969
Shares outstanding no par value (unlimited shares authorized)	1,661,491
Net asset value, per share	$ 26.36
Investments at cost	$35,181,176

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Operations ARK Venture Fund
For the Six Months Ended January 31, 2024 (Unaudited)
INVESTMENT INCOME:
Dividend income	$ 904
Interest income	62,375
Total Income	63,279
EXPENSES:
Management fees (Note 3)	401,653
Legal fees	131,494
Transfer agent fees	74,721
Fund accounting, custody & administration fees	46,241
Trustee fees	42,500
Audit and tax fees	41,000
Printing & postage	28,935
Shareholder servicing fee	21,909
Registration fees	19,880
Credit facility fees	19,768
Other expenses	40,812
Total expenses	868,913
Less expense waivers and reimbursements (Note 3)	(445,351)
Net Expenses	423,562
Net Investment Loss	(360,283)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments	(392,163)
Change in unrealized appreciation on investments	3,298,960
Net realized and unrealized gain on investments	2,906,797
Net Increase in Net Assets Resulting From Operations	$2,546,514

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets ARK Venture Fund
	Six Months Ended January 31, 2024 (Unaudited)	For the Period Ended July 31, 2023(1)
OPERATIONS:
Net investment loss	$ (360,283)	$ (272,219)
Net realized gain (loss) on investments	(392,163)	487,220
Net change in unrealized appreciation on investments	3,298,960	5,147,354
Net increase in net assets resulting from operations	2,546,514	5,362,355
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from distributable earnings	(289,005)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	17,603,774	21,096,499
Reinvestment of distributions	287,909	—
Cost of shares repurchased	(1,278,760)	(1,640,317)
Net increase in net assets resulting from shareholder transactions	16,612,923	19,456,182
Increase in net assets	18,870,432	24,818,537
NET ASSETS:
Beginning of period	24,918,537	100,000
End of period	$43,788,969	$24,918,537
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	987,432	5,000
Shares sold	715,287	1,057,356
Shares reinvested	10,679	—
Shares repurchased	(51,907)	(74,924)
Shares outstanding, end of period	1,661,491	987,432

(1)  For the period September 1, 2022 (commencement of operations) to July 31, 2023.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows ARK Venture Fund
For the Six Months Ended January 31, 2024 (Unaudited)
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$ 2,546,514
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(24,080,720)
Proceeds from sales of investments	8,190,881
Net (purchase) proceeds from short-term investment securities	(122,548)
Net realized loss on investments	392,163
Net change in unrealized appreciation on investments	(3,298,960)
(Increase) decrease in assets:
Receivables for capital shares sold	(313,051)
Reimbursement from Adviser	129,183
Investments securities sold	71,584
Receivable for dividends and interest	(36,593)
Increase (decrease) in liabilities:
Management fees	47,514
Investment securities purchased	(254,572)
Audit and tax fees	(41,000)
Fund accounting, custody & administration fees	(39,334)
Transfer agent fees	(5,000)
Shareholder servicing fee	2,592
Other accrued expenses	(43,849)
Net cash used in operating activities	$(16,855,196)
Cash flows provided by financing activities:
Proceeds from shares sold	$ 17,603,774
Cost of shares repurchased	(1,278,760)
Cash distributions paid (net of reinvestments)	(1,096)
Proceeds from credit facility borrowings	250,000
Repayments of credit facility borrowings	(250,000)
Increase in bank overdraft	299,907
Net cash provided by financing activities	$ 16,623,825
Net increase (decrease) in cash	$ (231,371)
Cash:
Beginning of period	$ 231,371
End of period	$ —
Supplemental disclosure of cash flow information:
Reinvestment of distributions	287,909
Interest expense paid during period	(19,768)

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund For a share outstanding throughout the period presented.
	Six Months Ended January 31, 2024 (Unaudited)	Period Ended July 31, 2023(1)
Per Share Data:
Net asset value, beginning of period	$ 25.24	$ 20.00
Net investment loss(2)	(0.30)	(0.43)
Net realized and unrealized gain on investments	1.62	5.67
Total gain from investment operations	1.32	5.24
Distribution to shareholders:
Accumulated net realized gains	(0.20)	—
Total distributions	(0.20)	—
Net asset value, end of period	$ 26.36	$ 25.24
Total Return at Net Asset Value(3)	5.22%	26.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$43,789	$24,919
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements(4)(5)	5.95%	9.33%
Expenses, net of expense waivers and reimbursements(4)(5)	2.90%	2.90%
Net investment loss(4)(5)	(2.50)%	(2.37)%
Portfolio turnover rate(6)	28%	27%

(1)   For the period September 1, 2022 (commencement of operations) to July 31, 2023.

(2)   Based on average daily shares outstanding.

(3)   Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)   Annualized.

(5)   The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, organizational expenses, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets through November 28, 2024. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(6)   Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements January 31, 2024 (Unaudited)

1. Organization

ARK Venture Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Delaware statutory trust on January 11, 2022 and commenced operations on September 1, 2022. The Fund operates as an “interval fund” and continuously offers its shares of beneficial interest (“Shares”). To provide liquidity, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value pursuant to Rule 23c-3 of the 1940 Act.

The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. The Fund may invest, without limit, in privately placed or restricted securities, illiquid securities and securities in which no secondary market is readily available, including those of private companies and publicly traded securities. The Fund may also borrow money for investment purposes.

ARK Investment Management LLC serves as the Fund’s investment adviser (the “Adviser”) under an Investment Advisory Agreement (“Advisory Agreement”).

The Fund’s fiscal and tax reporting year ends July 31.

2. Significant Accounting Policies

These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the consolidated financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Fund is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Fund:

Investment Valuation

The values of the Fund’s securities that are traded on a securities market are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available (as is generally the case with private companies) or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser which was selected by the Board of Trustees of the Fund (“Board of Trustees”) as valuation designee, to provide such fair values in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and subject to the oversight of, the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. For direct investments in portfolio companies, management primarily uses the market approach to estimate the fair value of private companies. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition of the security, latest round of financing data, current financial position and operating results, among other factors. Because of the uncertainty and judgement involved in the valuation of those portfolio company securities that do not have a readily available market price, the estimated fair value of such securities may be different from values that would have been used had a readily available market existed for such securities. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Investments in money market fund are valued at their NAV as of the close of each business day.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on an accrual basis. Payment-in-kind interest

Notes to Consolidated Financial Statements (continued) January 31, 2024 (Unaudited)

is included in interest income and is reflected as a receivable in accrued interest up to the payment date. On the payment date, the Fund capitalizes the accrued interest receivable as an additional investment and records it at the fair value of the investment.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Fund’s consolidated statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Wholly-owned Subsidiary

The Fund seeks to gain exposure to private companies through ARK Venture Private Holdings LLC, a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary is a Delaware limited liability company and the Fund is its sole member. All intercompany transactions and balances have been eliminated in consolidation.

3. Management and Other Agreements

Management

Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board of Trustees and is responsible for the day-to-day investment management of the Fund. The Fund pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 2.75% (“Management Fee”) in return for providing investment management services.

Organizational and Offering Cost

The Adviser incurred the Fund’s organizational and initial offering costs associated with the Fund’s continuous offering of Shares of $885,178. Pursuant to an expense reimbursement agreement between the Fund and the Adviser, the Fund will be obligated to reimburse the Adviser for any such payments within two years of the Adviser incurring such expenses subject to the limitation that a reimbursement (an “Adviser Reimbursement”) will be made only if and to the extent that: (i) the Fund’s net assets exceed $50,000,000; and (ii) the Adviser Recoupment does not cause the Fund’s net assets to fall below $50,000,000. As of the date of this Report, the Fund’s net assets did not exceed $50,000,000 and therefore the Fund is currently not obligated to reimburse the Adviser for any such payments.

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Fund, the custodian of the Fund’s assets and also provides transfer agency, fund accounting and various administrative services to the Fund (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

The Fund’s Shares are continuously offered and distributed primarily by Foreside Fund Services, LLC (“Distributor”) and its associated persons through the Titan Platform which is owned by Titan Global Capital Management Inc (“Titan”), as well as through SoFi Technologies, Inc., and several other advisor channels. The Fund pays to the Distributor a shareholder servicing fee, payable monthly in arrears, at an annual rate of 0.15% of the average daily net assets of the Fund. The Distributor may pay Titan, its broker-dealer and investment adviser subsidiaries and other intermediaries up to the full amount of the shareholder servicing fee.

Notes to Consolidated Financial Statements (continued) January 31, 2024 (Unaudited)

Board of Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are elected by shareholders and are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the initial shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

Each Independent Trustee receives an annual retainer fee of $25,000 for services provided as a Trustee of the Fund, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board, Audit and Nominating Committees each also receive an additional annual retainer fee of $5,000, $2,500 and $2,500, respectively, for their service as such.

Line of Credit

On November 15, 2022, the Fund entered into a Credit Facility Agreement (“Facility”) with PNC Bank, National Association. The maximum amount of the borrowing under this Facility is the lesser of $15,000,000 or the sum of (i) 50% of the Fund’s Level 1 securities plus (ii) 100% of the Fund’s unrestricted cash. The purpose of the Facility is primarily to finance, temporarily, the repurchase of Shares of the Fund. The unused balance of the Facility bears commitment fees at an annual interest rate of 0.25%. For the six months ended January 31, 2024, the Fund drew $250,000 on the Facility for a total of 7 days at an average interest rate of 7.82%. The Fund incurred $627 in interest expense for utilizing the Facility and paid an additional $19,141 in commitment fees which combined are presented as credit facility fees within the Consolidated Statement of Operations.

Expense Limitation Agreement

In March 2023, the Adviser and the Fund entered into an Expense Limitation Agreement under which the Adviser has agreed contractually through November 28, 2024 to waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, organizational expenses, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets (“Expense Limit”). The Expense Limitation Agreement went into effect starting April 1, 2023. Pursuant to the Expense Limitation Agreement, the Adviser may receive recoupment of any fees waived and/or excess expense payments paid by it pursuant to the Expense Limitation Agreement within three years of such waiver and/or payment, if such recoupment can be achieved within the Expense Limit or the expense limit that was in effect at the time of the waiver and/or payment, whichever is lower, and such recoupment has been approved by the Board. The Expense Limitation Agreement will remain in effect until at least November 28, 2024, unless and until the Board approves its earlier termination. For the six months ended January 31, 2024, the Adviser reimbursed the Fund $445,351 and a total of $1,192,995 since the inception of the Fund.

4. Shares of Beneficial Interest

The Fund offers an unlimited number of Shares on a continuous basis. The minimum initial investment by a shareholder for the Shares is $500, while subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share.

As of January 31, 2024, the Adviser and feeder vehicles advised by the Adviser owned 55,454 and 102,338 Shares of the Fund, respectively.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities, excluding short-term obligations, for the six months ended January 31, 2024 were $24,080,720 and $8,190,881, respectively.

6. Federal Income Tax

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the

Notes to Consolidated Financial Statements (continued) January 31, 2024 (Unaudited)

applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. The management of the Fund is required to analyze all open tax years, including the year of inception, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities.

As of January 31, 2024, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
ARK Venture Fund	$35,250,606	$10,474,718	$(2,097,834)	$8,376,884

The differences between book-basis and tax-basis components of net assets are primarily attributable to passive foreign investment companies, corporate actions and differences in the tax treatment of partnership investments. These adjustments have no impact on net asset values.

7. Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, intends to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

During the six months ended January 31, 2024, the Fund completed two quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Offer Notice	August 31, 2023	November 30, 2023
Repurchase Request Deadline	September 29, 2023	December 29, 2023
Repurchase Pricing Date	September 29, 2023	December 29, 2023
Repurchase Offer Amount	5.00%	5.00%
% of Shares Repurchased	2.52%	1.70%
Shares Repurchased	27,608	24,299

8. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Consolidated Financial Statements (continued) January 31, 2024 (Unaudited)

9. Investment Risks

The Fund’s prospectus contains additional information regarding the risks associated with an investment in the Fund.

Privately Held Company Risk: The Fund invests primarily in privately-held companies. Investments in privately held companies involve a number of significant risks, including the following: these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral; they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; they typically depend on the management talents and efforts of a small group of persons; there is generally little public information about these companies and these companies and their financial information are not subject to the Securities Exchange Act of 1934 and other regulations that govern public companies, and there may be an inability to uncover all material information about these companies; they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and; they may have difficulty accessing the capital markets to meet future capital needs.

Valuation Risk: Because the Fund may invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s net asset value. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Market Risk: The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, exchange trading suspensions and closures (including exchanges of the Fund’s underlying securities), infectious disease outbreaks or pandemics. For example, an outbreak of an infectious disease may negatively affect economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this, or any future, pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact the Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

Concentration Risk: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. To the extent that the Fund continues to be concentrated in groups of industries in the technology sector, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

Notes to Consolidated Financial Statements (concluded) January 31, 2024 (Unaudited)

10. New Accounting Pronouncement

In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also introduce new disclosure requirements related to such equity securities. The ASU is effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Early adoption is permitted. Management has not yet elected to early adopt the new amendment, is continuously evaluating the new disclosure requirements and has currently determined that it is unlikely the ASU's adoption will have a material impact on the Fund’s financial statements.

11. Subsequent Events

Subsequent events occurring after January 31, 2024 have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK Venture Fund files with the Securities and Exchange Commission on Form N-PORT the complete schedule of portfolio holdings for the Fund for the first and third quarters of each fiscal year. The ARK Venture Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling 888-511-2347. In addition, ARK Venture Fund’s portfolio holdings are available on our website, www.ark-ventures.com. The ARK Venture Fund intends to publish complete portfolio holdings for the Fund as of the end of each month subject to a 1 business-day lag between the date of the information and the date on which the information is disclosed and further subject to certain portfolio holdings being anonymized until such holdings are required to be disclosed in a shareholder report or a N-PORT filing.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK Venture Fund, is available without charge, upon request, by calling 888-511-2347 collect or visiting our website at www.ark-ventures.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK Venture Fund files with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information will be available without charge, upon request, by calling 888-511-2347 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Risks Involved with Investing in the Fund (Unaudited)

This report should be read in conjunction with the Fund’s prospectus.

The principal risks of investing in the ARK Venture Fund include:

Equity Securities Risk: The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Disruptive Innovation Risk: Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal impediments attributable to competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Repurchase Program Risk: Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Communications Sector Risk: The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cybersecurity Risk: As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct

Risks Involved with Investing in the Fund (Unaudited) (continued)

cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Financial Technology Risk: Companies that are developing financial technologies ("FinTech") that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal impediments attributable to competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A FinTech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, FinTech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Future Expected Genomic Business Risk: The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk: The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk: The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Internet Company Risk: Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital

Risks Involved with Investing in the Fund (Unaudited) (continued)

costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Issuer Risk: Because the Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk: Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Leverage Risk: The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Management Risk: The Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Next Generation Internet Companies Risk: The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies.

Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory

Risks Involved with Investing in the Fund (Unaudited) (concluded)

or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Small- and Medium-Capitalization Companies Risk: Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Tax Risk: To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Unlisted Shares: Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange which exposes the Shares to liquidity risk.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
200 Central Avenue, Suite 220
St. Petersburg, FL 33701

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 200 Central Avenue, St. Petersburg, FL 33701 | 888.511.2347 | info@ark-invest.com | ark-ventures.com

(b)    Not applicable.

Item 2.       Code of Ethics.

Not applicable.

Item 3.       Audit Committee Financial Expert.

Not applicable.

Item 4.       Principal Accountant Fees and Services.

Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable.

(b)    There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.     Controls and Procedures.

(a)     As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

(a)     Not applicable.

(b)    Not applicable.

Item 19.     Exhibits.

(a)(1)          Not applicable.

(a)(2)          Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)     Not applicable.

(a)(2)(2)     Not applicable.

(b)              Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK Venture Fund
By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood,
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	April 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood,
Chief Executive Officer and Chief Investment Officer
(principal executive officer)
Date	April 2, 2024
By (Signature and Title)*	/s/ Robert Kamentsev
Robert Kamentsev,
Treasurer and Chief Financial Officer
(principal financial officer)
Date	April 2, 2024

__________

*       Print the name and title of each signing officer under his or her signature.